UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2020

Kiniksa Pharmaceuticals, Ltd.

(Exact name of Registrant as Specified in Its Charter)

Bermuda	001-730430	98-1327726
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Kiniksa Pharmaceuticals, Ltd.

Clarendon House

2 Church Street

Hamilton HM11, Bermuda
(808) 451-3453

(Address, zip code and telephone number, including area code of principal executive offices)

Kiniksa Pharmaceuticals Corp.

100 Hayden Avenue

Lexington, MA, 02421

(781) 431-9100

(Address, zip code and telephone number, including area code of agent for service)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Shares $0.000273235 par value	KNSA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01. Regulation FD.

On June 29, 2020, Kiniksa Pharmaceuticals, Ltd. (the “Company”) issued a press release announcing (a) top-line pivotal data from the global, double blind, placebo controlled, randomized withdrawal design, Phase 3 clinical trial of rilonacept in subjects with recurrent pericarditis, named RHAPSODY, and (b) that the Company will host a webcast conference call at 8:30 a.m. Eastern Time on June 29, 2020 to discuss top-line pivotal Phase 3 data for rilonacept in recurrent pericarditis. Details for the webcast conference call are included in the press release. A copy of the press release and a slide presentation containing data from the trial are furnished with this Current Report on Form 8-K as Exhibit 99.1 and Exhibit 99.2, respectively.

The information contained in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 and Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing and except as expressly provided by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits relate to Item 7.01, which shall be deemed to be furnished, and not filed:

Exhibit No.	Description

99.1	Rilonacept Phase 3 Data Press Release issued by Kiniksa Pharmaceuticals, Ltd. dated June 29, 2020
99.2	Kiniksa Pharmaceuticals, Ltd. Phase 3 Data Slide-Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINIKSA PHARMACEUTICALS, LTD.

Date: June 29, 2020	By:	/s/ Thomas Beetham
Thomas Beetham
Executive Vice President, Chief Legal Officer